UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22943

Oppenheimer Emerging Markets Innovators Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/29/2014

Item 1. Reports to Stockholders.

OppenheimerFunds™
The Right Way to Invest

OPPENHEIMER
EMERGING MARKETS INNOVATORS FUND

ANNUAL REPORT 8.31.2014

Class A Shares

CUMULATIVE TOTAL RETURNS AT 8/29/14*

Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Mid Cap Index
Since Inception (6/30/14)	-0.70%	-6.41%	3.69%

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

* August 29, 2014 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through August 31, 2014.

2      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Performance Discussion

Since the Fund’s inception on June 30, 2014 through August 29, 2014, its Class A shares (without sales charge) produced a cumulative total return of -0.70%. In comparison, the MSCI Emerging Markets Mid Cap Index returned 3.69%.

Over the two month reporting period since the Fund commenced operations, the portfolio management team has been constructing the portfolio. The Fund’s performance during the reporting period was impacted by inevitable operational aspects related to its ramp-up, such as transaction costs related to initial portfolio investments and country registration processes in key regions that took longer than anticipated, including India, which was one of the best performing markets during the reporting period but was not accessible to the Fund until early July, due to an unforeseeably lengthy registration process. Moreover, the Fund commenced operations in the midst of the Crimean crisis, with the shooting of a Malaysian plane in Ukraine taking place just a couple of weeks after the Fund’s launch. The ongoing Russia-Ukraine conflict and resulting U.S. and European Union sanctions against Russia resulted in unusually volatile financial markets that severely impacted performance of the Fund’s holdings in Russia as well as in Central and Eastern Europe.

INVESTMENT PHILOSOPHY AND PROCESS

We focus on companies not countries, and seek companies with sustainable advantages and innovative or disruptive business models. We feel that entry price is key to future returns. Furthermore, we use the concept of innovation as a lens to identify transformational growth companies. We define innovation broadly as, among other things, a product, brand, business model or strategic differentiation that results in the establishment of an entirely new market or in rapid share gains within an existing market.

The investment team uses a bottom-up fundamental investment approach and seeks to invest over a three-to five-year time horizon. Both sector and geographic allocation is the by-product of the companies in which we invest. We believe that structural growth themes can provide tailwinds for earnings and cash flow growth. Our structural growth themes provide a framework for understanding what we believe will be driving forces of equity growth and will help guide stock selection. These themes include Global Convergence, Rising Affluence, Technology, Economic Efficiency, and Institutional Progress.

3      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

While structural growth themes are unchanging, the sub-themes and industries where we find innovation are constantly evolving. Current sub-themes for innovation include: financial inclusion; logistics, distribution, e-commerce and modern retail; private education and healthcare services; and internet media and content.

Our detailed company analysis looks to identify durability, competitive advantage, growth, balance sheet strength and innovation.

4      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Top Holdings and Allocations*

TOP TEN GEOGRAPHICAL HOLDINGS

China	22.6%
Taiwan	12.6
Brazil	9.8
South Korea	6.7
South Africa	4.8
Sri Lanka	3.4
India	3.4
Hong Kong	3.1
Nigeria	3.1
Turkey	2.9

Portfolio holdings and allocation are subject to change. Percentages are as of August 29, 2014, and are based on total market value of investments.

TOP TEN COMMON STOCK HOLDINGS

Medy-Tox, Inc.	2.5%
Himax Technologies, Inc., ADR	2.0
Commercial International Bank Egypt SAE	1.9
John Keells Holdings plc	1.8
SouFun Holdings Ltd., ADR	1.8
Hermes Microvision, Inc.	1.8
YY, Inc., ADR	1.7
Shriram Transport Finance Co. Ltd.	1.7
Golfzon Co. Ltd.	1.6
Smiles SA	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of August 29, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 29, 2014, and are based on the total market value of investments.

* August 29, 2014 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

5      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/29/14

	Inception Date	Since Inception
Class A (EMIAX)	6/30/14	-0.70%
Class C (EMVCX)	6/30/14	-0.80%
Class I (EMVIX)	6/30/14	-0.60%
Class R (EMIRX)	6/30/14	-0.70%
Class Y (EMIYX)	6/30/14	-0.60%

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 8/29/14

	Inception Date	Since Inception
Class A (EMIAX)	6/30/14	-6.41%
Class C (EMVCX)	6/30/14	-1.79%
Class I (EMVIX)	6/30/14	-0.60%
Class R (EMIRX)	6/30/14	-1.69%
Class Y (EMIYX)	6/30/14	-0.60%

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Mid Cap Index, which is designed to measure performance of mid-capitalization, global emerging market equities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

6      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, June 30, 2014 (commencement of operations) and held for the period ended August 29, 2014.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on March 1, 2014 and held for the six months ended August 29, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Actual	Beginning Account Value March 1, 2014	Ending Account Value August 29, 2014	Expenses Paid During the Period Ended August 29, 2014[1,2]
Class A	$1,000.00	$993.00	$2.75
Class C	1,000.00	992.00	4.04
Class I	1,000.00	994.00	1.95
Class R	1,000.00	993.00	3.22
Class Y	1,000.00	994.00	2.34

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,016.70	8.33
Class C	1,000.00	1,012.86	12.22
Class I	1,000.00	1,019.10	5.91
Class R	1,000.00	1,015.31	9.74
Class Y	1,000.00	1,017.95	7.07

1. Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 61/365 to reflect the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The expense ratios for the period from June 30, 2014 (commencement of operations) to August 29, 2014 are as follows:

Class	Expense Ratios
Class A	1.65%
Class C	2.42
Class I	1.17
Class R	1.93
Class Y	1.40

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS August 29, 2014*

	Shares	Value

Common Stocks—92.2%

Consumer Discretionary—18.1%

Auto Components—1.3%
Hota Industrial Manufacturing Co. Ltd.	553,000	$1,009,728

Diversified Consumer Services—2.3%
New Oriental Education & Technology Group, Inc., Sponsored ADR	35,350	806,333

Series Educacional SA	78,132	934,024

		1,740,357

Hotels, Restaurants & Leisure—4.1%
China Lodging Group Ltd., Sponsored ADS[1]	37,997	988,302

Genting Hong Kong Ltd.	1,961,000	737,328

Home Inns & Hotels Management, Inc., ADR[1]	27,420	917,473

Mandarin Oriental International Ltd.	261,000	464,280

		3,107,383

Household Durables—1.0%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	120,600	764,491

Internet & Catalog Retail—1.5%
Qunar Cayman Islands Ltd., ADR[1]	17,500	525,350

Vipshop Holdings Ltd., ADS[1]	3,200	629,216

		1,154,566

Media—3.9%
Cyfrowy Polsat SA	119,877	958,420

Global Mediacom Tbk PT	4,716,000	780,039

Smiles SA	69,000	1,220,639

		2,959,098

	Shares	Value

Specialty Retail—1.3%
Baoxin Auto Group Ltd.	1,372,000	$1,017,530

Textiles, Apparel & Luxury Goods—2.7%
Arezzo Industria e Comercio SA	56,400	809,529

LPP SA	360	956,946

MC Group PCL	417,400	249,604

		2,016,079

Consumer Staples—3.9%

Food & Staples Retailing—3.7%
China Resources Enterprise Ltd.	336,000	904,888

Sumber Alfaria Trijaya Tbk PT	18,642,300	813,756

Sun Art Retail Group Ltd.	934,000	1,109,468

		2,828,112

Food Products—0.2%
Vietnam Dairy Products JSC	25,000	130,924

Energy—5.1%

Energy Equipment & Services—1.8%
Anton Oilfield Services Group	2,078,000	892,472

Eurasia Drilling Co. Ltd., GDR	17,000	491,073

		1,383,545

Oil, Gas & Consumable Fuels—3.3%
Africa Oil Corp.[1]	170,914	1,067,328

China Suntien Green Energy Corp. Ltd., Cl. H	1,107,000	332,672

Genel Energy plc[1]	79,350	1,147,537

		2,547,537

Financials—21.5%

Capital Markets—1.3%
Coronation Fund Managers Ltd.	105,635	990,994

Commercial Banks—10.0%
Bank of Georgia Holdings plc	25,745	1,060,135

Capitec Bank Holdings Ltd.	42,149	837,946

Commercial Bank of Ceylon plc	936,705	1,064,448

10      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

	Shares	Value

Commercial Banks (Continued)

Commercial International Bank Egypt SAE	220,159	$1,446,428

Guaranty Trust Bank plc	6,126,149	1,128,879

OTP Bank plc	58,990	1,019,416

Zenith Bank plc	7,138,569	1,082,268

		7,639,520

Consumer Finance—2.8%
Compartamos SAB de CV	380,227	818,215

Shriram Transport Finance Co. Ltd.	84,367	1,266,418

		2,084,633

Insurance—4.0%
Anadolu Hayat Emeklilik AS	388,908	918,566

Sanlam Ltd.	153,124	948,510

Sul America SA	171,000	1,181,760

		3,048,836

Real Estate Management & Development—3.4%
Belle Corp.	8,539,400	930,605

Parque Arauco SA	480,732	880,747

SOHO China Ltd.	979,000	798,226

		2,609,578

Health Care—16.5%

Biotechnology—4.7%
Medy-Tox, Inc.	9,367	1,867,614

Seegene, Inc.[1]	14,001	794,691

Taiwan Liposome Co. Ltd.[1]	115,000	890,234

		3,552,539

Health Care Equipment & Supplies—4.7%
Ginko International Co. Ltd.	75,000	1,046,648

Mindray Medical International Ltd., ADR	35,100	1,096,524

Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	796,000	807,066

St Shine Optical Co. Ltd.	31,000	641,771

		3,592,009

	Shares	Value

Health Care Providers & Services—3.1%
Fleury SA	160,543	$1,146,787

Qualicorp SA1	73,000	913,112

Siloam International Hospitals Tbk PT1	257,700	332,022

		2,391,921

Pharmaceuticals—4.0%
Celltrion, Inc.	21,251	872,931

Hua Han Bio-Pharmaceutical Holdings Ltd.	3,268,420	1,031,210

ScinoPharm Taiwan Ltd.	370,240	756,005

Sihuan Pharmaceutical Holdings Group Ltd.	517,000	346,124

		3,006,270

Industrials—6.3%

Industrial Conglomerates—3.0%
John Keells Holdings plc	720,017	1,376,765

Yazicilar Holding AS, Cl. A	102,315	921,489

		2,298,254

Road & Rail—1.1%
Globaltrans Investment plc, Sponsored GDR	90,098	824,760

Transportation Infrastructure—2.2%
Global Ports Investments plc, GDR	90,978	709,506

International Container Terminal Services, Inc.	375,560	972,493

		1,681,999

Information Technology—17.2%

Electronic Equipment, Instruments, & Components—3.3%
AAC Technologies Holdings, Inc.	113,000	735,841

Largan Precision Co. Ltd.	14,000	1,161,339

Tong Hsing Electronic Industries Ltd.[1]	128,000	617,090

		2,514,270

11      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Internet Software & Services—6.0%
MercadoLibre, Inc.	3,710	$426,427

SouFun Holdings Ltd., ADR	116,999	1,350,169

Yandex NV, Cl. A1	33,910	964,061

Youku Tudou, Inc., ADR[1]	27,080	536,184

YY, Inc., ADR[1]	15,318	1,300,345

		4,577,186

IT Services—2.6%
Mindtree Ltd.	60,505	1,124,169

My EG Services Bhd	889,000	826,075

		1,950,244

Semiconductors & Semiconductor Equipment—3.7%
Hermes Microvision, Inc.	31,000	1,335,675

Himax Technologies, Inc., ADR	180,325	1,500,304

		2,835,979

Software—1.6%
Golfzon Co. Ltd.	52,974	1,252,110

	Shares	Value

Materials—2.3%

Chemicals—1.1%
Fatima Fertilizer Co. Ltd.	3,230,023	$839,498

Metals & Mining—1.2%
Assore Ltd.[1]	22,284	657,851

Koza Altin Isletmeleri AS	22,741	244,623

		902,474

Utilities—1.3%

Gas Utilities—1.3%
China Resources Gas Group Ltd.	330,000	961,965

Total Common Stocks (Cost $70,630,068)		70,214,389

Preferred Stock—1.3%
Banco Davivienda SA, Preference (Cost $962,790)	58,200	966,601

Total Investments, at Value (Cost $71,592,858)	93.5%	71,180,990

Net Other Assets (Liabilities)	6.5	4,960,836

Net Assets	100.0%	$76,141,826

Footnotes to Statement of Investments

* August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

1. Non-income producing security.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

China	$16,056,148	22.6%
Taiwan	8,958,794	12.6
Brazil	6,970,342	9.8
South Korea	4,787,346	6.7
South Africa	3,435,301	4.8
Sri Lanka	2,441,213	3.4
India	2,390,588	3.4
Hong Kong	2,232,817	3.1
Nigeria	2,211,147	3.1
Turkey	2,084,677	2.9
Indonesia	1,925,818	2.7
Poland	1,915,366	2.7
Philippines	1,903,099	2.7
Cyprus	1,534,266	2.2
Russia	1,455,134	2.0

12      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Geographic Holdings (Continued)	Value	Percent

Egypt	$1,446,428	2.0%
United Kingdom	1,147,537	1.6
Canada	1,067,328	1.5
Georgia	1,060,135	1.5
Hungary	1,019,416	1.4
Colombia	966,601	1.4
Chile	880,747	1.2
Pakistan	839,497	1.2
Malaysia	826,075	1.2
Mexico	818,215	1.1
United States	426,427	0.6
Thailand	249,604	0.4
Vietnam	130,924	0.2

Total	$71,180,990	100.0%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF ASSETS AND LIABILITIES August 29, 2014[1]

Assets
Investments, at value (cost $71,592,858)—see accompanying statement of investments	$71,180,990

Cash	6,565,200

Cash—foreign currencies (cost $580,440)	580,449

Receivables and other assets:
Shares of beneficial interest sold	1,461,129
Dividends	49,042
Other	1,954

Total assets	79,838,764

Liabilities
Payables and other liabilities:
Investments purchased	3,659,252
Distribution and service plan fees	12,613
Shares of beneficial interest redeemed	8,193
Trustees’ compensation	139
Other	16,741

Total liabilities	3,696,938

Net Assets	$76,141,826

Composition of Net Assets
Par value of shares of beneficial interest	$7,665

Additional paid-in capital	76,398,804

Accumulated net investment income	99,661

Accumulated net realized gain on investments and foreign currency transactions	51,936

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(416,240)

Net Assets	$76,141,826

1. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

14      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $60,956,445 and 6,136,148 shares of beneficial interest outstanding)	$9.93

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.54

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,987,350 and 301,046 shares of beneficial interest outstanding)	$9.92

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,944 and 1,000 shares of beneficial interest outstanding)	$9.94

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $126,479 and 12,733 shares of beneficial interest outstanding)	$9.93

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $12,061,608 and 1,213,631 shares of beneficial interest outstanding)	$9.94

See accompanying Notes to Financial Statements.

15      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF OPERATIONS For the Period Ended August 29, 2014[1,2]

Investment Income
Dividends (net of foreign withholding taxes of $13,044)	$309,067

Expenses
Management fees	122,778

Distribution and service plan fees:
Class A	13,307
Class C	2,554
Class R3	36

Transfer and shareholder servicing agent fees:
Class A	20,533
Class C	562
Class I	1
Class R3	17
Class Y	2,372

Legal, auditing and other professional fees	25,348

Trustees’ compensation	139

Other	1,058

Total expenses	188,705
Less waivers and reimbursements of expenses	(11,515)

Net expenses	177,190

Net Investment Income	131,877

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	52,392
Foreign currency transactions	(46,172)

Net realized gain	6,220

Net change in unrealized appreciation/depreciation on:
Investments	(51,764)
Translation of assets and liabilities denominated in foreign currencies	(364,476)

Net change in unrealized appreciation/depreciation	(416,240)

Net Decrease in Net Assets Resulting from Operations	$(278,143)

1. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

3. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended August 29, 2014[1,2]

Operations
Net investment income	$131,877

Net realized gain	6,220

Net change in unrealized appreciation/depreciation	(416,240)

Net decrease in net assets resulting from operations	(278,143)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	61,231,106
Class C	2,963,032
Class I	19
Class R3	115,477
Class Y	12,010,335

76,319,969

Net Assets
Total increase	76,041,826

Beginning of period	100,000 [4]

End of period (including accumulated net investment income of $99,661, respectively)	$76,141,826

1. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

3. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

4. Reflects the value of the Manager’s seed money invested on March 7, 2014.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS

Class A	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.02
Net realized and unrealized loss	(0.09)

Total from investment operations	(0.07)

Net asset value, end of period	$9.93

Total Return, at Net Asset Value[4]	(0.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,956

Average net assets (in thousands)	$56,084

Ratios to average net assets:[5]
Net investment income	1.37%
Total expenses	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%

Portfolio turnover rate	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class C	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[3]	(0.00)[4]
Net realized and unrealized loss	(0.08)

Total from investment operations	(0.08)

Net asset value, end of period	$9.92

Total Return, at Net Asset Value[5]	(0.80)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,987

Average net assets (in thousands)	$1,591

Ratios to average net assets:[6]
Net investment loss	(0.31)%
Total expenses	2.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.42%

Portfolio turnover rate	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.03
Net realized and unrealized loss	(0.09)

Total from investment operations	(0.06)

Net asset value, end of period	$9.94

Total Return, at Net Asset Value[4]	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10

Average net assets (in thousands)	$11

Ratios to average net assets:[5]
Net investment income	1.58%
Total expenses	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%

Portfolio turnover rate	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

20      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class R	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.00 [4]
Net realized and unrealized loss	(0.07)

Total from investment operations	(0.07)

Net asset value, end of period	$9.93

Total Return, at Net Asset Value[5]	(0.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127

Average net assets (in thousands)	$47

Ratios to average net assets:[6]
Net investment income	0.07%
Total expenses	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%

Portfolio turnover rate	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

21      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.01
Net realized and unrealized loss	(0.07)

Total from investment operations	(0.06)

Net asset value, end of period	$9.94

Total Return, at Net Asset Value[4]	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,062

Average net assets (in thousands)	$6,734

Ratios to average net assets:[5]
Net investment income	0.38%
Total expenses	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%

Portfolio turnover rate	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. August 29, 2014 represents the last business day of the Fund’s 2014 fiscal year. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

22      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS August 29, 2014

1. Significant Accounting Policies

Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on June 30, 2014. As of August 31, 2014, approximately 65.8% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies,

23      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$149,965	$—	$—	$421,129

1. During the fiscal year ended August 29, 2014, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate

24      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

1. Significant Accounting Policies (Continued)

characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 29, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Increase to Accumulated Net Realized Gain on Investments[2]
$13,500	$32,216	$45,716

2. $456 was distributed in connection with Fund share redemptions.

No distributions were paid during the period ended August 31, 2014.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 29, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$71,597,747

Gross unrealized appreciation	$3,210,627
Gross unrealized depreciation	(3,631,756)

Net unrealized depreciation	$(421,129)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.

25      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures

26      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

2. Securities Valuation (Continued)

to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a

27      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

28      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 29, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$3,866,674	$9,902,558	$—	$13,769,232
Consumer Staples	—	2,959,036	—	2,959,036
Energy	1,067,328	2,863,754	—	3,931,082
Financials	2,211,147	14,162,414	—	16,373,561
Health Care	1,096,524	11,446,215	—	12,542,739
Industrials	—	4,805,013	—	4,805,013
Information Technology	6,077,490	7,052,299	—	13,129,789
Materials	—	1,741,972	—	1,741,972
Utilities	—	961,965	—	961,965
Preferred Stock	—	966,601	—	966,601

Total Assets	$14,319,163	$56,861,827	$—	$71,180,990

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

29      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest (Continued)

	Period Ended August 29, 2014[1,2]
	Shares	Amount
Class A
Sold	6,203,459	$61,947,593
Redeemed	(73,311)	(716,487)

Net increase	6,130,148	$61,231,106

Class C
Sold	314,654	$3,107,884
Redeemed	(14,608)	(144,852)

Net increase	300,046	$2,963,032

Class I
Sold	—	$19
Redeemed	—	—

Net increase	—	$19

Class R3
Sold	12,133	$119,401
Redeemed	(400)	(3,924)

Net increase	11,733	$115,477

Class Y
Sold	1,227,322	$12,155,130
Redeemed	(14,691)	(144,795)

Net increase	1,212,631	$12,010,335

1. For the period June 30, 2014 (commencement of operations) to August 29, 2014.

2. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on March 7, 2014. These amounts are not reflected in the table above.

3. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended August 29, 2014 were as follows:

	Purchases	Sales
Investment securities	$72,925,391	$1,384,926

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

30      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $500 million	1.15%
Next $500 million	1.10
Next $4 billion	1.05
Over $5 billion	1.00

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to

31      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Period Ended	Class A Front-End Sales Charges Retained by Distributor
August 29, 2014	$22,561

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 1.70% for Class A shares, 2.50% for Class C shares, 1.25% for Class I shares, 2.00% for Class R shares and 1.45% for Class Y shares. During the period ended August 29, 2014, the Manager waived $8,995, $370, $5, $10 and $2,135 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the

32      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

6. Pending Litigation (Continued)

Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

33      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Emerging Markets Innovators Fund:

We have audited the accompanying statement of assets and liabilities of Emerging Markets Innovators Fund, including the statement of investments, as of August 29, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from June 30, 2014 (commencement of operations) to August 29, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 29, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Innovators Fund as of August 29, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period from June 30, 2014 (commencement of operations) to August 29, 2014, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 20, 2014

34      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Dividends, if any, paid by the Fund during the fiscal year ended August 29, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.00% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 29, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $265 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2015, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Gross income of the maximum amount allowable but not less than $265 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

35      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board received information regarding the proposed services, fees, and expenses of the Fund.

The Managers provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ proposed services, (ii) the proposed fees and projected expenses of the Fund, including estimated and comparative expense information, (iii) the estimated cost to the Manager and its affiliates of providing services, (iv) whether economies of scale are expected to be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors, and (v) other benefits that are expected to accrue to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding the Managers’ key personnel who will provide such services. The Sub-Adviser’s duties will include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers will be responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers will also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services expected to be provided and the quality of the Managers’ resources that will be available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key

36      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Justin Leverenz and Heidi Heikenfeld, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of other funds’ service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund should benefit from the services to be provided under the Agreements.

Costs of Services by the Adviser. The Board reviewed the fees to be paid to the Adviser and the other expenses that will be borne by the Fund. The Board also considered the comparability of the fees to be charged and the services to be provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The Board also considered how the Fund’s expenses will compare to a group of similar, unaffiliated funds (“expense peer group”). The Board noted that the expenses the Fund will bear were competitive with those of its expense peer group. The Board also noted that the Adviser advises a fund with similar investment strategies but noted that the Fund will have a different investment focus and different investment requirements.

Performance. The Board considered that the Fund has no operational history and that its performance could not be a factor in deciding whether to approve the Agreement.

Economies of Scale Realized by the Managers. The Board considered information regarding OFI Global’s anticipated costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that it is proposed that the Fund will have management fee breakpoints, which are intended to share with Fund shareholder economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. The Board considered information that was provided regarding the direct and indirect benefits the Managers may receive as a result of its relationship with the Fund, including compensation paid to the Managers’ affiliates and research that may be provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to approve the Agreements

37      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

through March 4, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

38      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

 TRUSTEES AND OFFICERS (AS OF 9/30/14)    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2014) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2014) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

40      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

David K. Downes, Continued	Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2014) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2014) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

41      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

 TRUSTEES AND OFFICERS    Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2014) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2014) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2014) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of

42      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Joanne Pace, Continued	FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Peter I. Wold, Trustee (since 2014) Year of Birth: 1948

Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January

43      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

 TRUSTEES AND OFFICERS    Unaudited / Continued

William F. Glavin, Jr., Continued

2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a brokerdealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Leverenz, Steinmetz, Gabinet, Mss. Heikenfeld, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Justin Leverenz, Vice President (since 2014) Year of Birth: 1968	Director of Emerging Markets Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since November 2009). Vice President of the Sub-Adviser (July 2004-October 2009). Head of Research for Goldman Sachs in Taiwan and Head of Asian Technology Research Pan-Asia (2002-2004); Head of Equity Research Hong Kong +Taipei (1993-1995) and (1997-2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Heidi Heikenfeld, Vice President (since 2014) Year of Birth: 1978	Director Equity Research of the Sub-Adviser (since December 2012); Vice President of the Sub-Adviser (since January 2011); Assistant Vice President of the Sub-Adviser (January 2006-January 2008); Research Analyst with the Sub-Adviser (June 2005-January 2011); Analyst with the Sub-Adviser (July 2000-June 2005). A portfolio manager and officer in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January

44      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Arthur P. Steinmetz, Continued	2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2014) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

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 TRUSTEES AND OFFICERS    Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2014) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

47      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48      OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Scan the code below with your smartphone or visit us at **oppenheimerfunds.com/investors** for a video preview of our new website. You can also visit our website for 24-hour access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hour automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA1607.001.0814 October 20, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $24,600 in fiscal 2014 and no such fees in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $5,700 in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,074,824 in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $336,709 in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,411,533 in fiscal 2014 and no such fees in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/29/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Innovators Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	10/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/9/2014